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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2000

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-15223                  76-0453392
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(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)

87 Grandview Avenue, Waterbury, Connecticut                     06708
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  (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (203) 596-2236
                                                   -----------------------------



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    (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On June 19, 2000, OptiCare Health Systems, Inc. (the "Company") notified Vision Twenty-One, Inc. ("Vision Twenty-One") that the Company is terminating its previously announced merger agreement with Vision Twenty-One pursuant to which the Company would have acquired Vision Twenty-One, effective June 29, 2000, unless certain defaults have been cured to the Company's satisfaction on or prior to such date. On June 20, 2000, the Company issued a press release. Vision Twenty-One has also notified the Company of the Company's alleged failure to satisfy certain conditions of the merger agreement. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release, dated June 20, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OPTICARE HEALTH SYSTEMS, INC.

Dated: June 20, 2000

                                       By: /s/ Steven L. Ditman
                                          ------------------------------------
                                            Name:  Steven L. Ditman
                                            Title: Executive Vice President and
                                                   Chief Financial Officer












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                                  EXHIBIT INDEX

                                   Description

Exhibit Number    Description

99.1              Press Release, dated June 20, 2000.